Exhibit 99.1

UNITED STATES BANKRUPTCY COURT RTW Retailwinds, Inc., et al DISTRICT OF NEW JERSEYOctober 4, 2020 to October 31, 2020 In re: RTW Retailwinds, Inc., et al Case No. 20-18445 Reporting Period: October 4, 2020 to October 31, 2020 MONTHLY OPERATING REPORT File with Court and submit copy to United States Trustee within 20 days after end of month. Submit copy of report to any official committee appointed in the case. I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief. Signature of Debtor Date Signature of Joint Debtor Date Signature of Authorized Individual* Date Printed Name of Authorized Individual Title of Authorized Individual *Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: RTW Retailwinds, Inc., et alCase No. 20-18445 Reporting Period: October 4, 2020 to October 31, 2020 NOTES TO MONTHLY OPERATING REPORT General The report includes activity from the following Debtors and related Case Numbers: Debtor Case Number RTW Retailwinds, Inc. 20-18445 Lerner New York Holding, Inc. 20-18446 Lernco, Inc. 20-18447 Lerner New York, Inc. 20-18448 New York & Company, Inc. 20-18449 Lerner New York GC, LLC 20-18450 Lerner New York Outlet, LLC 20-18451 New York & Company Stores, Inc. 20-18452 FTF GC, LLC 20-18453 Lerner New York FTF, LLC 20-18454 Fashion to Figure, LLC 20-18455 FTF IP Company, Inc. 20-18456 General Notes: The Debtors are filing their consolidated Monthly Operating Report solely for the purposes of complying with the monthly operating reporting requirements in the Debtors' Chapter 11 cases. The financial and supplemental information contained herein is presented on a preliminary and unaudited basis, remains subject to future adjustments and may not comply in all material respects with generally accepted accounting principles in the United States of America ("U.S. GAAP"). This Monthly Operating Report should not be relied on by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates. Financial information presented in this Monthly Operating Report reflects results on a consolidated basis for the Debtors. The period ended reflects the Debtors fiscal month end which may end on a different day than a calendar month end. The financial information has been derived from the books and records of the Debtors. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with U.S. GAAP, and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all adjustments that would typically be made for financial statements prepared in accordance with U.S. GAAP, including but not limited to, adjustments for income tax provisions and related deferred tax asset and liability accounts and certain other asset and liability accounts. The results of operations contained herein are not necessarily indicative of results which may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future. The Debtors reserve all rights to amend or supplement this Monthly Operating Report in all respects, as may be necessary or appropriate. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors' rights or an admission with respect to their Chapter 11 cases.

In re: RTW Retailwinds, Inc., et al Case No. 20-18445 Debtor Reporting Period: October 4, 2020 to October 31, 2020 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS CURRENT MONTH ($ in thousands) ACTUAL Note: See MOR 2 & 3 for operating results reported by debtor entity

In re: RTW Retailwinds, Inc., et al Case No. 20-18445 Reporting Period: October 4, 2020 to October 31, 2020 SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS ($ in thousands) Note: 1. Excludes intercompany activity. 2. The Company makes all cash disbursements from Lerner New York, Inc. The table above has allocated these disbursements to each of the debtors based on an estimate of costs paid on each debtor's behalf. 3. Debtors maintain a fiscal calendar and the period ended represents Debtors fiscal month which is different from a calendar month.

In re: RTW Retailwinds, Inc., et al
Debtor

Case No. 20-18445
Reporting Period: October 4, 2020 to October 31, 2020

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

Debtor Name	Name of Institution	Type of Account	Acct. Number (last 4 digits)		Account Balance as of September 30, 2020
Learner New York, Inc.	Wells Fargo	Deposit Account	3243	$	100,360,942.00
Learner New York, Inc.	Wells Fargo	Concentration Account	8598	$	-
Learner New York, Inc.	Wells Fargo	Utilities Adequate Assurance	4331	$	167,889.00
Total Bank Cash				**$**	**100,528,831.00**

Notes:

1. Balances shown are for all corporate bank accounts only and are as of October 31, 2020.

3. Restricted / Other Cash

a) Approximately $5.8 million sent to Debtor escrow held by Debtor's counsel and not included in the above balance.

b) Approximately $6.1 million in LCs sit in escrow account pending court approval. This is not included in the above balance.

3. Balances shown above are estimated as of October, 31 2020 and may not tie to financial reporting on the Balance Sheet.

FORM MOR-1a
(04/07)

In re: RTW Retailwinds, Inc., et al
Debtor

Case No. 20-18445
Reporting Period: October 4, 2020 to October 31, 2020

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

Advisor	Role	20-Oct	Cumulative Disbursements to Date
Berkeley Research Group	Debtor CRO	$ -	$ -
Cole Schotz	Debtor Bankruptcy Counsel	$ (261,831.96)	$ (419,228.91)
B. Riley	Debtor Investment Banker	$ (1,052,603.73)	$ (1,092,603.73)
Prime Clerk	Claims Agent	$ -	$ -
FTI	UCC Financial Advisor	$ (310,570.00)	$ (310,570.00)
Otterbourg	Lender Counsel	$ -	$ -
Pachulski Stang Ziehl & Jones	UCC Co-Counsel	$ -	$ -
Kelley Drye & Warren LLP	UCC Co-Counsel	$ (55,744.96)	$ (55,744.96)
Law Offices of Kenneth Baum LLC	Conflicts Counsel	$ -	$ -
Total Payments		**$ (1,680,750.65)**	**$ (1,878,147.60)**

FORM MOR-1b
(04/07)

In re: RTW Retailwinds, Inc., et al
Debtor

Case No. 20-18445
Reporting Period: October 4, 2020 to October 31, 2020

STATEMENT OF OPERATIONS
(Income Statement)

($ in thousands)

	A+B+C+D+E+F	A	B	C	D (D1-D5)	E (E1-E3)	F	D1	D2	D3	D4	D5	E1	E2	E3
Debtor	Total Consolidated	RTW Retailwinds, Inc.	Lerner New York Holding, Inc.	Lernco, Inc.	Lerner New York, Inc.	FTF IP Company, Inc.	New York & Company, Inc.	(Lerner New York w/o LLC)	Lerner New York Outlet, LLC	Lerner New York FTF, LLC	New York & Company Stores, Inc.	Lerner New York GC, LLC	FTF IP (W/O LLC)	Fashion to Figure, LLC	FTF GC, LLC
FEIN	-	33-1031445	31-1422460	51-0284787	13-3262137	82-3996936	61-1914569	NA	04-2526617	82-3996279	13-5566483	31-1816095	NA	32-0586997	83-4307341
NET SALES	($244.33)	$0.00	$0.00	$0.00	($244.33)	$0.00	$0.00	($244.33)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
BUYING COSTS	$414.84	$0.00	$0.00	$0.00	$414.84	$0.00	$0.00	$428.66	($16.06)	$2.23	$0.00	$0.00	$0.00	$0.00	$0.00
OCCUPANCY COSTS	$5.34	$0.00	$0.00	$0.00	$5.34	$0.00	$0.00	$8.88	($3.54)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
COST OF GOODS SOLD	($1,310.10)	$0.00	$0.00	$0.00	($1,310.10)	$0.00	$0.00	($1,312.19)	($0.02)	$2.10	$0.00	$0.00	$0.00	$0.00	$0.00
GROSS PROFIT	$645.60	$0.00	$0.00	$0.00	$645.60	$0.00	$0.00	$630.32	$19.62	($4.33)	$0.00	$0.00	$0.00	$0.00	$0.00
MARKETING	$557.62	$0.00	$0.00	$0.00	$557.62	$0.00	$0.00	$557.62	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
STORE SELLING EXPENSES															
STORE CONTROLLABLES	$1,949.44	$0.00	$0.00	$0.00	$1,949.44	$0.00	$0.00	$1,497.73	$448.27	$3.44	$0.00	$0.00	$0.00	$0.00	$0.00
STORE MANAGEMENT	$617.51	$0.00	$0.00	$0.00	$617.51	$0.00	$0.00	$578.67	$38.84	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
OTHER DIRECT EXPENSES	$283.46	$0.00	$0.00	$0.00	$283.46	$0.00	$0.00	$240.52	$39.48	$3.46	$0.00	$0.00	$0.00	$0.00	$0.00
TOTAL STORE SELLING EXPENS	$2,850.41	$0.00	$0.00	$0.00	$2,850.41	$0.00	$0.00	$2,316.93	$526.59	$6.89	$0.00	$0.00	$0.00	$0.00	$0.00
HOME OFFICE SG&A															
PAYROLL & BENEFITS	$2,695.40	$ 1,934.61	$ -	$ -	$760.79	$0.00	$0.00	$ 760.79	$ -	$ -	$0.00	$ -	$ -	$0.00	$0.00
OCCUPANCY & DEPRECIATION	$26.57	$ 25.36	$ -	$ 0.61	$0.00	$0.61	$0.00	$ -	$ -	$ -	$0.00	$ -	$ 0.61	$0.00	$0.00
LEGAL EXPENSES	$0.00	$ -	$ -	$ -	$0.00	$0.00	$0.00	$ -	$ -	$ -	$0.00	$ -	$ -	$0.00	$0.00
INSURANCE	$481.80	$ 481.80	$ -	$ -	$0.00	$0.00	$0.00	$ -	$ -	$ -	$0.00	$ -	$ -	$0.00	$0.00
CONSULTING / OUTSIDE LABOR	($322.40)	$ (327.35)	$ -	$ 1.65	$2.55	$0.75	$0.00	$ 2.55	$ -	$ -	$0.00	$ -	$ 0.75	$0.00	$0.00
OTHER SG&A	$14,254.20	($4,349.70)	$0.00	$2.86	$18,605.04	($4.01)	$0.00	$12,819.43	$2,060.80	$1,202.09	$0.00	$2,522.72	($4.01)	$0.00	$ -
TOTAL HOME OFFICE SG&A	$17,135.56	$ (2,235.28)	$0.00	$ 5.11	$19,368.39	($2.65)	$0.00	$13,582.77	$2,060.80	$1,202.09	$0.00	$2,522.72	($2.65)	$0.00	$0.00
SG&A ALLOCATION	$0.00	($1,977.25)	$0.00	$25.00	$1,952.25	$0.00	$0.00	$1,952.25	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
SG&A - OTHER	($7,155.76)	($392.52)	$0.00	$0.00	($6,763.24)	$0.00	$0.00	($6,763.24)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
OPTERATING INCOME / (LOSS)	($12,742.23)	$4,605.06	$0.00	($30.11)	($17,319.83)	$2.65	$0.00	($11,016.02)	($2,567.77)	($1,213.31)	$0.00	($2,522.72)	$2.65	$0.00	$0.00
INTEREST EXPENSE, NET	$5.23	$0.00	$0.00	$0.00	$5.23	$0.00	$0.00	$5.23	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
INCOME TAX EXPENSE	$6.76	$0.00	$0.00	$108.33	($101.57)	$0.00	$0.00	($101.57)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
NET INCOME	($12,754.22)	$4,605.06	$0.00	($138.44)	($17,223.48)	$2.65	$0.00	($10,919.68)	($2,567.77)	($1,213.31)	$0.00	($2,522.72)	$2.65	$0.00	$0.00

Notes:

1. Debtors maintain a fiscal calendar and the period ended represents Debtors fiscal month which is different from a calendar month

2. Results shown have not been audited and are based on Managements estimates which may include monthly pro rata estimates

FORM MOR-2
(04/07)

In re: RTW Retailwinds, Inc., et al
Debtor

Case No. 20-18445
Reporting Period: October 4, 2020 to October 31, 2020

BALANCE SHEET

($ in thousands)

	A+B+C+D+E+F	A	B	C	D (D1-D5)	E (E1-E3)	F
	Total Consolidated	**RTW Retailwinds, Inc.**	**Lerner New York Holding, Inc.**	**Lernco, Inc.**	**Lerner New York, Inc.**	**FTF IP Company, Inc.**	**New York & Company, Inc.**
		33 1031445	31 1422460	51 0284787	13 3262137	82 3996936	61 1914569
Assets							
Current assets:							
Cash and cash equivalents	$100,775.64	$69.44	$0.00	($0.42)	$100,598.58	$108.03	$0.00
Restricted cash	$9,510.91	$8,043.00	$0.00	$0.00	$1,467.91	$0.00	$0.00
Accounts receivable	$3,034.32	$56.04	$0.00	$0.00	$2,978.28	$0.00	$0.00
Income tax receivable	$78.51	$0.00	$0.00	$0.00	$78.51	$0.00	$0.00
Inventories	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total prepaid expenses	$2,175.00	$2,287.42	$0.00	$33.03	($146.70)	$1.25	$0.00
Deferral tax assets	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Other current assets	$13.60	$0.00	$0.00	$0.00	$13.60	$0.00	$0.00
Total current assets	**$115,587.97**	**$10,455.90**	**$0.00**	**$32.61**	**$104,990.19**	**$109.28**	**$0.00**
Property and equipment, net	$117.02	$0.00	$0.00	$0.00	$117.02	$0.00	$0.00
Operating lease assets	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Intangible assets	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Deferral income taxes	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Other assets	$882.70	$275.84	$0.00	$0.00	$606.86	$0.00	$0.00
Investments in subsidiaries	$0.00	$199,272.25	($199,272.25)	$0.00	($0.10)	$0.10	$0.00
Total assets	**$116,587.70**	**$210,003.99**	**($199,272.25)**	**$32.61**	**$105,713.97**	**$109.38**	**$0.00**
Liabilities and stockholders' equity							
Current liabilities:							
Current portion, long term debt	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total accounts payable	$126,518.50	$2,051.71	$0.00	$0.00	$124,466.78	$0.00	$0.00
Accrued expenses	$23,790.17	$1,534.04	$0.00	$101.41	$22,154.72	$0.00	$0.00
Current operating lease liability	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Income taxes payable	$0.00	$0.00	$0.00	$950.94	($849.89)	($101.04)	$0.00
Deferral income taxes payable	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Short term borrowing	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Other current liabilities	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Intercompany	$0.00	$107,530.87	($155,821.13)	$37,208.02	$12,761.07	($1,678.83)	$0.00
Total current liabilities	**$150,308.66**	**$111,116.62**	**($155,821.13)**	**$38,260.36**	**$158,532.68**	**($1,779.87)**	**$0.00**
Long term debt, net of current portion	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Non current operating lease liability	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Long term deferral tax liability	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total deferred rent	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total other long - term liabilities	$4,041.89	$1,352.08	$0.00	$290.67	$2,399.14	$0.00	$0.00
Total liabilities	**$154,350.55**	**$112,468.70**	**($155,821.13)**	**$38,551.03**	**$160,931.82**	**($1,779.87)**	**$0.00**
Stockholders' equity:							
Common stock	$66.65	$66.65	$0.00	$0.00	($0.01)	$0.01	$0.00
Additional paid in capital	$186,938.64	$186,938.64	$0.00	$0.00	($2,250.54)	$2,250.54	$0.00
Retained earnings (deficit)	($218,339.42)	($84,385.38)	($43,451.12)	($38,518.42)	($51,623.10)	($361.40)	$0.00
Accumulated other comprehensive loss	($1,344.21)	$0.00	$0.00	$0.00	($1,344.21)	$0.00	$0.00
Treasury Common Stock	($5,084.62)	($5,084.62)	$0.00	$0.00	$0.00	$0.00	$0.00
Total stockholders' equity (deficit)	**($37,762.95)**	**$97,535.29**	**($43,451.12)**	**($38,518.42)**	**($55,217.85)**	**$1,889.15**	**$0.00**
Total liabilities and stockholders' equity (deficit)	**$116,587.60**	**$210,003.99**	**($199,272.25)**	**$32.61**	**$105,713.97**	**$109.28**	**$0.00**

	D1	D2	D3	D4	D5	E1	E2	E3
	(Lerner New York w/o LLC)	**Lerner New York Outlet, LLC**	**Lerner New York FTF, LLC**	**New York & Company Stores, Inc.**	**Lerner New York GC, LLC**	**FTF IP (W/O LLC)**	**Fashion to Figure, LLC**	**FTF GC, LLC**
	NA	04 2526617	82 3996279	13 5566483	31 1816095	NA	32 0586997	83 4307341
Assets								
Current assets:								
Cash and cash equivalents	$100,637.33	($35.12)	($3.62)	$0.00	$0.00	$108.03	$0.00	$0.00
Restricted cash	$1,467.91	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Accounts receivable	$2,981.09	($9.06)	$6.24	$0.00	$0.00	$0.00	$0.00	$0.00
Income tax receivable	$78.51	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Inventories	$0.00	$0.00	$0.00	$0.00	$0.00	$1.25	$0.00	$0.00
Total prepaid expenses	($159.36)	$0.00	$12.66	$0.00	$0.00	$1.25	$0.00	$0.00
Deferral tax assets	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Other current assets	($44.37)	$0.00	$57.97	$0.00	$0.00	$0.00	$0.00	$0.00
Total current assets	**$104,961.11**	**($44.18)**	**$73.25**	**$0.00**	**$0.00**	**$109.28**	**$0.00**	**$0.00**
Property and equipment, net	$117.02	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Operating lease assets	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Intangible assets	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Deferral income taxes	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Other assets	$551.31	$52.14	$3.42	$0.00	$0.00	$0.00	$0.00	$0.00
Investments in subsidiaries	($0.10)	$0.00	$0.00	$0.00	$0.00	$0.10	$0.00	$0.00
Total assets	**$105,629.34**	**$7.96**	**$76.66**	**$0.00**	**$0.00**	**$109.38**	**$0.00**	**$0.00**
Liabilities and stockholders' equity								
Current liabilities:								
Current portion, long term debt	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total accounts payable	$116,848.21	$7,618.57	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Accrued expenses	$17,574.58	$277.92	$1,965.33	$0.00	$2,336.89	$0.00	$0.00	$0.00
Current operating lease liability	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Income taxes payable	($849.89)	$0.00	$0.00	$0.00	$0.00	($101.04)	$0.00	$0.00
Deferral income taxes payable	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Short term borrowing	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Other current liabilities	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Intercompany	$78,190.90	($62,373.14)	$1,107.30	$0.00	($4,163.99)	($1,678.83)	$0.00	$0.00
Total current liabilities	**$211,763.80**	**($54,476.65)**	**$3,072.64**	**$0.00**	**($1,827.10)**	**($1,779.87)**	**$0.00**	**$0.00**
Long term debt, net of current portion	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Non current operating lease liability	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Long term deferral tax liability	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total deferred rent	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total other long - term liabilities	$2,399.14	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total liabilities	**$214,162.94**	**($54,476.65)**	**$3,072.64**	**$0.00**	**($1,827.10)**	**($1,779.87)**	**$0.00**	**$0.00**
Stockholders' equity:								
Common stock	($0.01)	$0.00	$0.00	$0.00	$0.00	$0.01	$0.00	$0.00
Additional paid in capital	($34,570.20)	$32,319.66	$0.00	$0.00	$0.00	$2,250.54	$0.00	$0.00
Retained earnings (deficit)	($72,619.18)	$22,164.95	($2,995.97)	$0.00	$1,827.10	($361.40)	$0.00	$0.00
Accumulated other comprehensive loss	($1,344.21)	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Treasury Common Stock	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
Total stockholders' equity (deficit)	**($108,533.60)**	**$54,484.62**	**($2,995.97)**	**$0.00**	**$1,827.10**	**$1,889.15**	**$0.00**	**$0.00**
Total liabilities and stockholders' equity (deficit)	**$105,629.34**	**$7.96**	**$76.66**	**$0.00**	**$0.00**	**$109.28**	**$0.00**	**$0.00**

Notes:

1. Debtors maintain a fiscal calendar and the period ended represents Debtors fiscal month which is different from a calendar month

2. Results shown have not been audited and are not presented on a GAAP basis

FORM MOR-3
(04/07)

In re: RTW Retailwinds, Inc., et alCase No. 20-18445 DebtorReporting Period: October 4, 2020 to October 31, 2020 STATUS OF POSTPETITION TAXES The Debtors continue to pay post-petition taxes as they become due and are current on those payments. If payments become past due the Debtors will include a schedule in the MOR listing past due post-petition taxes.

In re: RTW Retailwinds, Inc., et al Case No. 20-18445 Debtor Reporting Period: October 4, 2020 to October 31, 2020 SUMMARY OF UNPAID POSTPETITION DEBTS Post-Petition Debts Aging Amount Total 0 - 30 Days Old 4,995,797 31 - 60 Days Old 44,106 61 - 90 Days Old (2,179,792) 91+ Days Old 643 Total Post-Petition Debts 2,860,754 Notes: 1. 61 + day aging driven by merchandise prepayments.

Total Post-Petition Debts 3,033,702 Note: Amounts above are continuously reviewed and adjusted from time to time and are net of reserves for doubtful collections. DEBTOR QUESTIONNAIRE FORM MOR-5 (04/07)

Previous Day Composite Report New Previous Day As of 10/30/2020 Company: LERNER NEW YORK INC. User: 11/02/2020 09:02 AM ET Commercial Electronic Office® Treasury Information Reporting Currency: USD Bank: 121000248WELLS FARGO BANK, N.A. 10/30/2020 1,440,101.70 Debit Transactions 10/30/2020 153,279.38 10/30/2020 772,000.00 10/30/2020 430,902.65 10/30/2020 190,156.89 10/30/2020 1,920.78 OUTGOING MONEY TRANSFER Total Debit Amount 1,394,980.32 10/30/2020 3,880.00 Debit Total Debit Amount 1,552,139.70 Account Net Amount -112,038.00 Currency: USD Bank: 121000248WELLS FARGO BANK, N.A. Account: 8598(NC) LERNER NEW YORK, INC.

Previous Day Composite Report New Previous Day As of 10/30/2020 Company: LERNER NEW YORK INC. User: 11/02/2020 09:02 AM ET Commercial Electronic Office® Treasury Information Reporting Balances Closing Ledger Balance.00 Closing Collected Balance.00 Opening Available Balance.00 One Day Float.00 Two+ Day Float.00 MTD Average Closing Ledger Balance.00 MTD Average Closing Collected Balance.00 Total Credits1,440,101.70 Total Debits1,440,101.70 Total Number Credits4 Total Number Debits1 Credit Transactions 10/30/2020 50,516.27 10/30/2020 20,943.69 MISCELLANEOUS ACH CREDIT Total Credit Amount 71,459.96 10/30/2020 1,010,521.03 10/30/2020 358,120.71

Previous Day Composite Report New Previous Day As of 10/30/2020 Company: LERNER NEW YORK INC. User: 11/02/2020 09:02 AM ET Commercial Electronic Office® Treasury Information Reporting Grand Total For Currency: USD Balances ----END OF REPORT ----

WellsOne® Account

Account number: [redacted]4331 ■ October 1, 2020 - October 31, 2020 ■ Page 1 of 1

LERNER NEW YORK INC
DEBTOR IN POSSESSION
CH11 CASE #20-18448 (NJ)
330 W 34TH ST
NEW YORK NY 10001-2406

Questions?

Call your Customer Service Officer or Client Services
1-800-AT WELLS (1-800-289-3557)
5:00 AM TO 6:00 PM Pacific Time Monday - Friday

Online: *wellsfargo.com*

Write: Wells Fargo Bank, N.A. (182)
PO Box 63020
San Francisco, CA 94163

Account summary

WellsOne® Account

Account number	*Beginning balance*	*Total credits*	*Total debits*	*Ending balance*
[redacted]4331	$167,914.29	$0.00	-$24.39	$167,889.90

Debits

Electronic debits/bank debits

Effective date	*Posted date*	*Amount*	*Transaction detail*
	10/13	24.39	[redacted]
		$24.39	**Total electronic debits/bank debits**
		$24.39	**Total debits**

Daily ledger balance summary

Date	*Balance*	*Date*	*Balance*
09/30	167,914.29	10/13	167,889.90

Average daily ledger balance **$167,899.34**

©2010 Wells Fargo Bank, N.A.
All rights reserved. Member FDIC.

(182)
Sheet Seq = 0126025
Sheet 00001 of 00001

® Account Account number: 8598 October 1, 2020 - October 31, 2020 Page 1 of 5 Questions? LERNER NEW YORK, INC. DBA NEW YORK & COMPANY CONCENTRATION ACCOUNT 330 W 34TH ST NEW YORK NY 10001-2406 Account summary ® Call your Customer Service Officer or Client Services 1-800-AT WELLS (1-800-289-3557) 5:00 AM TO 6:00 PM Pacific Time Monday - Friday Online: wellsfargo.com Write: Wells Fargo Bank, N.A. (182) PO Box 63020 San Francisco, CA 94163 WellsOne Account Credits Deposits EffectivePosted Electronic deposits/bank credits EffectivePosted

Account number:8598October 1, 2020 - October 31, 2020Page 2 of 5 Electronic deposits/bank credits (continued)

Account number:8598October 1, 2020 - October 31, 2020Page 3 of 5 Electronic deposits/bank credits (continued)

Account number:8598October 1, 2020 - October 31, 2020Page 4 of 5 Electronic deposits/bank credits (continued) Debits Electronic debits/bank debits EffectivePosted

Account number:8598October 1, 2020 - October 31, 2020Page 5 of 5 Electronic debits/bank debits (continued) EffectivePosted Daily ledger balance summary Average daily ledger balance$0.00 ©2010 Wells Fargo Bank, N.A. All rights reserved. Member FDIC.